UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Ladenburg Thalmann Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue New York, NY 10022

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

           (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 12/31/11

Item 1.  Reports to Stockholders.

Ladenburg Thalmann Alternative Strategies Fund

Symbol: LTAFX
www.ltalternativestrategiesfund.com

Semi-Annual Report
December 31, 2011

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Funds' prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-800-995-5267) or visiting www.ltalternativestrategiesfund.com.**

Fund Shareholders,

We want to thank you for your investment in the Ladenburg Thalmann Alternative Strategies Fund. We sincerely appreciate the trust you have placed in us and your interest in this unique investment.

The fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility, with low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income. Therefore our goal is to provide a consistent quarterly dividend to you while at the same time managing a portfolio that should experience long-term growth less dependent on traditional equity and fixed income markets.

Investments in the fund have been steady which has allowed us to implement our portfolio strategy of averaging into each asset within the portfolio. This approach allows us to purchase the publicly traded securities at various prices and manage their volatility.

A fund of various alternative investments typically has a lower risk than individual holdings in each of the alternative investments due to the diversified portfolio. The fund provides you access to a variety of asset classes such as real estate, managed futures, equipment leasing, and master limited partnerships, to name a few. The asset allocation will be dynamic and allow us to be tactical with the individual investments and nimble in rebalancing.

The fund has performed as expected with a -0.85% return compared to the S&P500 at -3.69% and the Barclay's Government Credit Bond Index at 5.98% since inception of the fund in September 2010. The dividends paid to the shareholders of record were $0.08233 in the first quarter, $0.1522 in the second quarter, $0.1481 in the third quarter, and $0.1427 in the fourth quarter per share respectively.  As of the fourth quarter dividend, the annualized yield of the fund was approximately 6.02%.

We continue to look for the same opportunities for us to select investments to benefit the portfolio.

With Appreciation,
Ladenburg Thalmann Asset Management

Disclosure:
Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indices and other financial benchmarks are provided for illustrative purposes only. The volatility of any Investment Index is materially different from the model portfolio or Fund. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index performance does not reflect the deduction of any fees or expenses.

Returns for performance under one year are cumulative, not annualized. Performance results for periods under one year are short-term and may not provide an adequate basis for evaluating the performance potential of the fund over varying market conditions or economic cycles.   By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds.

As portfolio and market conditions change, future distributions will vary and target yields may not be obtained in the future. Dividends are not guaranteed. Past performance is no guarantee of future results. Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal.

Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker/dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of our parent company “Ladenburg Thalmann Financial Services, Inc." which is listed on the AMEX exchange under the symbol LTS. www.ladenburg.com.  For a free prospectus and other information, please call 800-995-5267 or visit www.ltalternativestrategiesfund.com .

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2011

Shares			Market Value
	COMMON STOCK - 13.40%
	INVESTMENT COMPANIES - 13.40%
20,725	Boardwalk Pipeline Partners		$ 573,461
42,546	PennantPark Investment Corp.		429,289
44,940	Prospect Capital Corp.		417,493
23,460	Solar Capital Ltd.		518,231
	TOTAL COMMON STOCK		1,938,474
	( Cost - $2,062,562 )

	REAL ESTATE INVESTMENT TRUSTS - 38.92%
98,918	American Realty Capital Trust, Inc. + #		909,656
36,462	American Realty Capital Trust Healthcare, Inc. + #		339,097
26,169	Annaly Capital Management Inc.		417,657
67,056	Anworth Mortgage Asset Corp.		421,112
59,892	ARMOUR Residential REIT, Inc.		422,239
41,783	Healthcare Trust of America, Inc. + #		396,144
148,544	Hines Global REIT + #		1,374,033
70,579	Steadfast Income REIT, Inc. + #		659,914
74,133	Strategic Storage Trust, Inc. + #		689,437
	TOTAL REAL ESTATE INVESTMENT TRUSTS		5,629,289
	( Cost - $5,560,772 )

	SENIOR COMMON STOCK - 0.47%
6,740	Pacific Office Properties Trust, Inc. + #		67,400
	TOTAL SENIOR COMMON STOCK
	( Cost - $62,997 )

	CLOSED-END FUNDS - 22.26%
87,139	Cushing MLP Total Return Fund		775,537
19,397	Energy Income and Growth Fund		547,965
24,131	Kayne Anderson Energy Total Return Fund		610,756
16,180	Kayne Anderson MLP Investment Co.		491,386
13,479	Tortoise Energy Infrastructure Corp.		539,025
10,225	Tortoise Power and Energy Infrastructure Fund		255,523
	TOTAL CLOSED-END FUNDS		3,220,192
	( Cost - $3,221,430 )

	MUTUAL FUNDS - 6.93%
137,395	Wells Fargo Advantage High Income Fund		1,002,982
	TOTAL MUTUAL FUNDS
	( Cost - $1,024,108 )

	COMMODITY TRADING ADVISORS - 4.75%
112	Futures Portfolio Fund LP #		687,454
	TOTAL COMMODITY TRADING ADVISORS
	( Cost - $730,000 )

The accompanying notes are an integral part of these financial statements.
Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2011

Shares			Market Value
	PRIVATE INVESTMENTS - 12.89%
	BUSINESS DEVELOPMENT - 4.40%
64,946	FS Investment Corp. + #		$ 636,341

	EQUIPMENT LEASING - 4.75%
223	Cypress Equipment Fund 17 LLC + #		193,694
544	Cypress Equipment Fund 18 LLC + #		494,177
			687,871
	LAND DEVELOPMENT - 3.74%
36,635	Walton Kimberlin Heights Development, LP *+ #		340,705
10,752	Walton Sherwood Acres, LP *+ #		99,993
10,752	Walton US Land Fund REIT *+ #		99,994
			540,692
	TOTAL PRIVATE INVESTMENTS		1,864,904
	( Cost - $1,870,048 )

	SHORT-TERM INVESTMENTS - 1.04%
150,252	Fidelity Institutional Money Market Fund - Money Market
	Portfolio, 0.40%^		150,252
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $150,252 )

	TOTAL INVESTMENTS - 100.66%
	( Cost - $14,682,169 ) (a)		$ 14,560,947
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.66) %		(95,482)
	NET ASSETS - 100.00%		$ 14,465,465
____________
* Non-income producing.
+ Illiquid security.
# Market Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. See Note 2 of the Consolidated Notes to Financial Statements.
^ Money market fund; interest rate reflects the seven-day effective yield on December 31, 2011.
LP - Limited Partnership
MLP - Master Limited Partnership
LLC - Limited Liability Company

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation:		$ 413,819
	Unrealized depreciation:		(535,041)
	Net unrealized depreciation:		$ (121,222)

	Portfolio Analysis as of December 31, 2011
		Percent of
	Sector	Net Assets
	Real Estate Investment Trusts	38.92
	Closed-End Funds	22.26
	Common Stocks	13.40
	Private Investments	12.89
	Mutual Funds	6.93
	Commodity Trading Advisors	4.75
	Short-Term Investments	1.04
	Senior Common Stock	0.47
	Liabilities in Excess of Other Assets	(0.66)
	Total	100.00
The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2011

Assets:
Investments in Securities at Market Value (identified cost $14,682,169)	$ 14,560,947
Dividends and Interest Receivable	113,359
Prepaid Expenses and Other Assets	13,715
Total Assets	14,688,021

Liabilities:
Payable for Securities Purchased	139,017
Distributions Payable	26,154
Payable to Other Affiliates	12,746
Accrued Advisory Fees	16,368
Accrued Distribution Fees	2,921
Redemptions Payable	420
Other Accrued Expenses	24,930
Total Liabilities	222,556

Net Assets (Unlimited shares of no par value interest
authorized; 1,494,316 shares of beneficial interest outstanding)	$ 14,465,465

Net Asset Value and Redemption Price Per Share
($14,465,885/ 1,494,316 shares of beneficial interest outstanding)	$ 9.68
Offering Price Per Share
($9.68/0.94)	$ 10.30

Composition of Net Assets:
At December 31, 2011, Net Assets consisted of:
Paid-in-Capital	$ 14,741,224
Distributions in Excess of Net Investment Income	(192,176)
Accumulated Net Realized Gain on Investments	37,639
Net Unrealized Depreciation on Investments	(121,222)
Net Assets	$ 14,465,465

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2011

Investment Income:
Dividend Income	$ 244,425
Interest Income	179
Total Investment Income	244,604

Expenses:
Investment Advisory Fees	43,200
Fund Accounting Fees	14,539
Distribution Fees	14,400
Audit Fees	12,730
Registration & Filing Fees	10,775
Chief Compliance Officer Fees	7,775
Legal Fees	7,351
Trustees' Fees	6,017
Administration Fees	5,760
Transfer Agent Fees	5,261
Printing Expense	4,268
Custody Fees	2,507
Insurance Expense	2,507
Miscellaneous Expenses	1,006
Total Expenses	138,096
Less: Fees Waived/Expenses Reimbursed by Adviser	(37,270)
Net Expenses	100,826

Net Investment Income	143,778

Net Realized and Unrealized Loss on Investments:
Net Realized Gain (Loss) on:
Investments	(1,089)
Distributions of Capital Gains From Underlying Investment Companies	38,728
Total Net Realized Gain	37,639
Net Change in Unrealized Depreciation on:
Investments	(152,248)
Net Realized and Unrealized Loss on Investments	(114,609)

Net Increase in Net Assets Resulting From Operations	$ 29,169

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Six	For the Period
	Months Ended	Ended
	December 31, 2011	June 30, 2011*
	(Unaudited)
Operations:
Net Investment Income	$ 143,778	$ 92,895
Net Realized Gain (Loss) on Investments	(1,089)	78
Distributions of Capital Gains From Underlying
Investment Companies	38,728	2,456
Net Change in Unrealized Appreciation (Depreciation)
on Investments	(152,248)	31,026
Net Increase in Net Assets
Resulting From Operations	29,169	126,455

Distributions to Shareholders From:
Net Investment Income ($0.16 and 0.16 per share, respectively)	(189,485)	(133,331)
Return of Capital ($0.13 and 0.14 per share, respectively)	(157,933.00)	(58,085)
Total Distributions to Shareholders	(347,418)	(191,416)

From Shares of Beneficial Interest Transactions:
Proceeds from Shares Issued (534,696 and 999,629
shares, respectively)	5,140,905	10,111,779
Distributions Reinvested (21,725 and 11,251 shares, respectively)	208,263	112,296
Cost of Shares Redeemed (82,568 and 417 shares, respectively)	(820,328)	(4,240)
Total From Shares of Beneficial Interest Transactions	4,528,840	10,219,835

Increase in Net Assets	4,210,591	10,154,874

Net Assets:
Beginning of Period	10,254,874	100,000
End of Period	$ 14,465,465	$ 10,254,874

Undistributed Net Investment Income (Loss) at End of Period	$ (192,176)	$ 11,464
_______
*The Fund commenced operations on September 28, 2010.

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For the Six Months		For the Period
	Ended		Ended
	December 31, 2011		June 30, 2011*
	(Unaudited)
Net Asset Value, Beginning of Period	$ 10.05		$ 10.00
Increase From Operations:
Net investment income (a)	0.12		0.22
Net gain from investments
(both realized and unrealized)	(0.20)		0.13
Total from operations	(0.08)		0.35

Less Distributions:
From net investment income	(0.16)		(0.16)
From paid in capital	(0.13)		(0.14)
Total Distributions	(0.29)		(0.30)

Net Asset Value, End of Period	$ 9.68		$ 10.05

Total Return (b)	(0.73)%		3.53%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 14,465		$ 10,255
Ratio to average net assets:
Expenses, Gross (d)	2.37%	(c )	6.00%	(c )
Expenses, Net of Reimbursement (d)	1.75%	(c )	1.75%	(c )
Net investment income, Net of Reimbursement (d)	2.47%	(c )	2.92%	(c )
Portfolio turnover rate	3.75%		0.25%

__________
*The Fund commenced operations on September 28, 2010.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.
(c) Annualized for periods less than one year.
(d) Does not include expenses of other investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)

December 31, 2011

1.

ORGANIZATION

Ladenburg Thalmann Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares.  The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts ("REITs").  Investment Funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.  The Fund commenced operations on September 28, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2011

term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Valuation Committee has established a methodology for fair value of each type of security. Generally the Real Estate Investment Trust (REITs) are publicly registered but not traded. When the REIT is in the public offering period the Fund values the REIT at the public offering price. The Fund generally purchases REITs at Net Asset Value (NAV) or without a commission. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded comparable until the REIT issues an updated market valuation. The Private Investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2011 for the Fund’s assets and liabilities measured at fair value:

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2011

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,938,474	$ -	$ -	$ 1,938,474
Real Estate Investment Trusts	1,261,008	1,305,800	3,062,481	5,629,289
Senior Common Stock	-	-	67,400	67,400
Closed-End Fund	3,220,192	-	-	3,220,192
Mutual Funds	1,002,982	-	-	1,002,982
Commodity Trading Advisors	-	687,454	-	687,454
Private Investments	-	-	1,864,904	1,864,904
Short-Term Investments	150,252	-	-	150,252
Total	$ 7,572,908	$ 1,993,254	$ 4,994,785	$ 14,560,947

*Refer to the Consolidated Portfolio of Investments for industry classifications.

  There were no transfers into or out of Level 1 and Level 2 during the current period presented.

   It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Real Estate Investment Trusts	Private Investments	Senior Common Stock	Total
Beginning Balance	$ 3,495,484	$ 947,266	$ 67,400	$ 4,510,150
Total realized gain (loss)	-	-	-	-
Appreciation (Depreciation)	(11)	(24,744)	-	(24,755)
Cost of Purchases	875,512	942,382	-	1,817,894
Proceeds from Sales	-	-	-	-
Accrued Interest	-	-	-	-
Net transfers in/out of level 3	(1,308,504)	-	-	(1,308,504)
Ending Balance	$ 3,062,481	$ 1,864,904	$ 67,400	$ 4,994,785

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

The consolidated financial statements of the Fund include LASF Fund Limited CFC (“LASF”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

LASF invests in the global derivatives markets through the use of one or more proprietary global macro trading programs (“global macro programs”), which are often labeled "managed futures" programs.  Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments.  It is anticipated that the global macro programs used by LASF will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  LASF’s investments in a global macro program may be through investment in one or more unaffiliated private investment vehicles or unaffiliated commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors or “CTAs” registered with the U.S. Commodity Futures Trading Commission.  The Fund or LASF do not consolidate the assets, liabilities, capital or operations of the trading companies into their financial statements.  Rather, the unaffiliated trading company is separately presented as an investment in the Fund’s Consolidated Portfolio of Investments.  Income, gains and unrealized appreciation or depreciation on the investments in the trading companies are recorded in the Fund’s Consolidated Statement of Assets and Liabilities and the Fund’s Consolidated Statement of Operations.

In accordance with its investment objectives and through its exposure to the aforementioned global macro programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2011

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

A summary of the Fund’s investments in the LASF is as follows:

LASF *
December 31, 2011
Fair Value Systematic Trading Companies	$ 687,454
Cash and Other Assets	$ 4
Total Net Assets	$ 687,458

Percentage of the Fund's Total Assets	4.75%

* LASF commenced operations on September 28, 2010

For tax purposes, LASF is an exempted Cayman investment company. LASF has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LASF is a CFC and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, LASF net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2011

statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions expected to be taken during the period ended December 31, 2011 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdiction as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders –Distributions from investment income are declared and recorded on a daily basis and paid quarterly.  Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Repurchase of Shares – The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% and no more than 25% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder's shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Ladenburg Thalmann Asset Management, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund.  For the six months ended December 31, 2011, the Adviser earned advisory fees of $43,200.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (including offering costs but exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2012, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.  During the six months ended December 31, 2011, the Adviser waived fees and reimbursed expenses of $37,270.

Ladenburg Thalmann Alternative Strategies Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

December 31, 2011

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co. (the “Distributor”).  The Board of Trustees has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.   Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets for such services.  For the six months ended December 31, 2011, the Fund incurred distribution fees of $14,400.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS. For the six months ended December 31, 2011, the Distributor received $70,094 in underwriting commissions for sales of the Fund’s shares, of which $1,784 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor a quarterly fee of $750, as well as reimbursement for any reasonable expenses incurred attending meetings.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2011 amounted to $5,134,619 and $436,197, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following period was as follows:

June 30, 2011
Ordinary Income	$ 130,875
Long-Term Capital Gain	2,456
Return of Capital	58,085
$ 191,416

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post	Capital	Unrealized	Total
Ordinary	Long-Term	October	Loss	Appreciation/	Accumulated
Income	Capital Gains	Losses	Carry Forward	(Depreciation)	Earnings/(Deficit)
$ -	$ -	$ -	$ -	$ 42,490	$ 42,490

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to adjustments for partnerships.

Permanent book and tax differences primarily attributable to non-deductible expenses and return of capital distributions resulted in reclassification for the period ended June 30, 2011 as follows:

Paid	Undistributed Net	Accumulated Net Realized
in Capital	Investment Income	Gain from Security Transactions
$ (49,366)	$ 51,900	$ (2,534)

6.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Ladenburg Thalmann Alternative Strategies Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

December 31, 2011

As a shareholder of the Fund you incur ongoing costs, including management fees, shareholder service fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs..

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (7/1/11)	Ending Account Value (12/31/11)	Expenses Paid During the Period* (7/1/11 to 12/31/11)
Actual	$1,000.00	$992.70	$8.77
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87

*  Expenses Paid During Period are equal to Fund’s annualized expense ratio of 1.75%, multiplied by the number of days in the period from July 1, 2011 through December 31, 2011 (184) divided by the number of days in the fiscal year (366).

Ladenburg Thalmann Alternative Strategies Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

December 31, 2011

In connection with the meeting of the Board of Trustees (the “Board”) of Ladenburg Thalmann Alternative Strategies Fund (the “Fund”), held on August 12, 2010 (the “Meeting”), the Board, including the Independent Trustees, discussed the approval of a Management Agreement (the “Agreement”) between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”).  The Board was advised by counsel of their duties and obligations under the federal securities laws with respect to approval of investment advisory contracts and the fact that in fulfilling their responsibilities to a fund and its shareholders, trustees must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the Fund.  The Board was also advised by counsel that they must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations.  They also discussed the specific factors trustees should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the Fund and the investment adviser; the nature, extent and quality of the services provided by the investment adviser to the Fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the Fund; the extent to which economies of scale will be realized as the Fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.  In considering the Agreement, the Board interviewed the Adviser and received materials specifically relating to the Agreement.  These materials included information on the investment performance of the Adviser with respect to its separately managed hedge fund; plans for monitoring compliance with the Fund’s investment limitations; the organization, history and financial condition of the Adviser and the experience of the Adviser’s personnel.

In its consideration of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.  Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Agreement include the following:

Nature, Extent and Quality of Services.  At the Meeting, the Board examined the nature, extent and quality of the services to be provided by the Adviser to the Fund.  The Board reviewed a copy of the Adviser’s Form ADV, and information regarding the Adviser’s efforts in the area of compliance and brokerage allocation.  The Trustees discussed the Adviser’s personnel, and the high level of service provided by them.  They also discussed the financial strength of the Adviser.  It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Agreement.

Performance of the Adviser.  Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund; however, the Board, including the Independent Trustees, considered the performance of the Fund’s composite track records for its proposed strategies, noting the performance was acceptable.  The Trustees concluded that the Adviser had the experience to deliver satisfactory investment performance for the Fund.

Fees and Expenses. The Trustees reviewed information regarding comparative fees charged by advisers to a peer group of funds.  The Board discussed the contractual arrangement by which the Adviser agreed to reduce fees and absorb expenses of the Fund until at least October 31, 2011 to ensure that Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any acquired fund fees and expense, borrowing costs, taxes and extraordinary expenses) will not exceed 1.75% per annum of the Fund’s average daily net assets. It was the consensus of the Board that based on the highly specialized nature of the Fund’s investments, and the Adviser’s unique experience and expertise in the area and the fees charged by the Adviser to its other clients, the proposed management fee was reasonable.

Profitability. The Trustees discussed with the Adviser the expected profits to be realized by the Adviser, taking into consideration other benefits to the Adviser, such as the Rule 12b-1 fees to be paid to the Adviser.  It was the consensus of the Trustees that the Adviser would not be overly profitable.

Ladenburg Thalmann Alternative Strategies Fund

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

December 31 , 2011

Economies of Scale. The Trustees concluded that, based on the fact the Fund has yet to commence operations, the benefits derived from economies of scale were not relevant considerations at this time.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory arrangement is fair and reasonable, and unanimously approved the proposed Advisory Agreement.

Rev. June 2011

PRIVACY NOTICE
FACTS		WHAT DOES LADENBURG THALMANN ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Ladenburg Thalmann Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Ladenburg Thalmann Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-877-803-6583

Who we are
Who is providing this notice?	Ladenburg Thalmann Alternative Strategies Fund
What we do
How does Ladenburg Thalmann Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Ladenburg Thalmann Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Ladenburg Thalmann Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪  Ladenburg Thalmann Alternative Strategies Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Ladenburg Thalmann Alternative Strategies Fund does not jointly market.

Investment Adviser

Ladenburg Thalmann Asset Management, Inc.

520 Madison Avenue, 9th Floor

New York, NY 10022

Distributor

Ladenburg Thalmann & Co.

520 Madison Avenue, 9th Floor

New York, NY 10022

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Union Bank N.A.

350 California Street, 6th Floor

San Francisco, California 94104

__________________________________________________________________________________________________________

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.    Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.    Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Ladenburg Thalmann Alternative Strategies Fund

By (Signature and Title)

/s/ Andrew Rogers

       Andrew B. Rogers, President

Date

3/12/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew B. Rogers, President

Date

3/12/12

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

3/12/12